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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 5, 2009

             American Church Mortgage Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Minnesota                 33-87570              41-1793975
--------------------------------------------------------------------------------
    (State or other jurisdiction      (Commission           (IRS Employer
          of incorporation)           File Number)       Identification No.)

    10237 Yellow Circle Drive, Minnetonka, MN                              55343
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (952) 945-9455

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

American Church Mortgage Company's (ACMC) previously issued financial statements are being restated based on an internal review of its previously issued financial statements, which was prompted by an SEC comment during their review of the Company's Form S-11 filing on October 29, 2008. On March 5, 2009, after review of the comment and further analysis, ACMC determined that it incorrectly excluded interest expense from operating income in the following quarterly and annual filings:

      o Form 10-KSB for the fiscal year ended December 31, 2007 and 2006, filed March 28, 2008 (as amended April 29, 2008, December 5, 2008 and March 5, 2009)

      o Form 10-Q for the fiscal quarter ended March 31, 2008, filed May 15, 2008 (as amended December 5, 2008 and March 5, 2009)

      o Form 10-Q for the fiscal quarter ended June 30, 2008, filed August 14, 2008 (as amended August 20, 2008, December 5, 2008 and March 5,
            2009)

      o Form 10-Q for the fiscal quarter ended September 30, 2008, filed November 14, 2008 (as amended December 5, 2008 and March 5, 2009)

As a result, on March 5, 2009, management of the Company recommended to the Chairman of the Audit Committee that the Company correct the above annual and quarterly financial statements and applicable reports of its independent registered public accounting firm. Management has discussed these matters with Boulay, Heutmaker, Zibell & Co. P.L.L.P., the Company's independent public accounting firm.

The effect was having operating income overstated for the periods presented as it did not include interest expense. The Company notes the restatement is being made solely to reclassify this amount. As such, the Company's reported net income, stockholders equity, and cash flows for the restated financial statements have not changed.

The following are explanations of the restatement adjustments and presentation of the affected accounts on the statements of operations.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007 AND 2006
---------------------------------------------------------------------

The Company restated and reduced its operating income by $1,778,715 and $1,724,986 and restated and reduced its other expenses by $1,778,715 and $1,724,986 for the years ended December 31, 2007 and 2006, respectively, as the Company determined that it incorrectly excluded interest expense from operating income.

STATEMENT OF OPERATIONS FOR THE PERIODS ENDED MARCH 31, 2008 AND 2007
---------------------------------------------------------------------

The Company restated and reduced its operating income by $430,514 and $452,490 and restated and reduced its other expenses by $430,514 and $452,490 for the three months ended March 31, 2008 and 2007 as the Company determined that it incorrectly excluded interest expense from operating income.

STATEMENT OF OPERATIONS FOR THE PERIODS ENDED JUNE 30, 2008 AND 2007
---------------------------------------------------------------------

The Company restated and reduced its operating income by $854,916 and $903,769 and restated and reduced its other expenses by $854,916 and $903,769 for the six months ended June 30, 2008 and 2007, resepectively. Additionally, the Company restated and reduced its operating income by $418,012 and $451,279 and restated and reduced its other expenses by $418,012 and $451,279 for the three months ended June 30, 2008 and 2007, respectively. These changes were necessary as the Company determined that it incorrectly excluded interest expense from operating income.

STATEMENT OF OPERATIONS FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007
-------------------------------------------------------------------------

The Company restated and reduced its operating income by $1,286,118 and $1,334,115 and restated and reduced its other expenses by $1,286,118 and $1,334,115 for the nine months ended September 30, 2008 and 2007, respectively. Additionally, the Company restated and reduced its operating income by $437,592 and $430,345 and restated and reduced its other expenses by $437,592 and

$430,345 for the three months ended September 30, 2008 and 2007, respectively. These changes were necessary as the Company determined that it incorrectly excluded interest expense from operating income.

Based on the continued assessment and evaluation of the Company's internal control over financial reporting, the Company believes it has a material weakness due to the restatement of financial statements. Based on this continuing evaluation, our Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls were not effective at a reasonable assurance level due to the material weakness in internal control over financial reporting. The Company continues to review and evaluate internal controls to improve internal control over financial reporting and disclosure controls.

The Company restated the annual financial statements for the fiscal year ended December 31, 2007 and 2006, and the quarterly financial statements for the fiscal quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 on or before March 5, 2009.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        American Church Mortgage Company

Date:  March 25, 2009

                                        By /s/ Philip J. Myers
                                           -----------------------------
                                           Chief Executive Officer and
                                           Chief Financial Officer